FIRST AMENDMENT TO CONSOLIDATED, AMENDED
                       AND RESTATED REVOLVING CREDIT NOTE

         THIS FIRST AMENDMENT TO CONSOLIDATED, AMENDED AND RESTATED REVOLVING CREDIT NOTE (this "First Amendment") is made as of the 21st day of June, 1997, by MCNEIL REAL ESTATE FUND XXVII, L.P., a Delaware limited partnership (the "Borrower") and PNC BANK, NATIONAL ASSOCIATION, a national banking association (the "Lender").

                                   WITNESSETH:

         WHEREAS, pursuant to the terms of a Revolving Credit Loan Agreement dated as of June 21, 1995 between Borrower and Lender (the "Credit Agreement"), Lender had agreed to provide a revolving credit facility to Borrower in a principal amount not to exceed $5,000,000 (the "Loan") as evidenced by a certain Consolidated, Amended and Restated Revolving Credit Note dated as of June 21, 1995, executed and delivered by Borrower to Lender in the original principal amount of $5,000,000 (the "Note") (all capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement unless defined to the contrary herein); and

         WHEREAS, the Borrower has requested that the Lender agree to extend the Maturity Date of the Note provided for in the Note and Credit Agreement until June 21, 1999; and

         WHEREAS, as a condition to the consent of Lender to the extension of the Maturity Date, Lender and Borrower have agreed to make certain modifications to the Note upon the terms and conditions hereinafter set forth; and



         THIS FIRST AMENDMENT AMENDS THAT CERTAIN CONSOLIDATED, AMENDED AND RESTATED REVOLVING CREDIT NOTE DATED JUNE 21, 1995 FROM BORROWER TO LENDER, IN THE MAXIMUM PRINCIPAL AMOUNT OF $5,000,000 (THE "ORIGINAL NOTE"). THE ORIGINAL
NOTE IS ATTACHED HERETO. THE TERMS AND CONDITIONS SET FORTH IN THIS FIRST AMENDMENT SHALL CONTROL THE OBLIGATIONS OR BORROWER WITH RESPECT TO THE INDEBTEDNESS EVIDENCED BY THE ORIGINAL NOTE. THIS FIRST AMENDMENT DOES NOT EVIDENCE ANY INDEBTEDNESS OF BORROWER IN EXCESS OF THE ORIGINAL NOTE AS AMENDED HEREBY. ALL REQUIRED INTANGIBLE AND DOCUMENTARY STAMP TAXES HAVE BEEN PAID IN CONNECTION WITH THE ORIGINAL NOTE.

         WHEREAS, to evidence the modifications to the Note, Borrower and Lender have executed and entered into a certain First Amendment to Revolving Credit Loan Agreement of even date herewith (the Credit Agreement as amended by the First Amendment to Revolving Credit Loan Agreement is hereinafter collectively referred to as the "Amended Credit Agreement").

         NOW THEREFORE, the parties hereto, for good and valuable consideration, the receipt and sufficiency thereof being hereby acknowledged and intending to be legally bound hereby, covenant and agree as follows:

         1. The Borrower and the Lender  hereby  agree that the  Maturity   Date
of the Note is hereby  extended until June 21, 1999.

         2. Borrower hereby acknowledges and agrees that it shall have no right to extend the Maturity Date of the Note beyond June 21, 1999.

         3. All references in the Note to the "Loan Agreement" shall be deemed to refer to and include the Amended Credit Agreement.

         4. Except as specifically modified herein, the Note is hereby ratified and confirmed and shall remain in full force and effect. The Amended Credit Agreement and the Note as amended by this First Amendment shall continue to be secured by the other Loan Documents and nothing contained herein shall affect the priority of any lien or security interest securing the Amended Credit Agreement and the Note as amended by this First Amendment. All references to the "Note" contained in the Loan Documents shall be deemed to refer to and include the Note as amended by this First Amendment.

         5. This First Amendment is to be construed and enforced in all respects in accordance with the laws of the Commonwealth of Pennsylvania, without regard to the principles of conflicts of laws.

         6. This First Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         7. The Borrower hereby represents and warrants to Lender that (a) no Event of Default, and no event or condition which, with the passage of time or the giving of notice or both, would constitute an Event of Default, has occurred and is continuing on the date of execution hereof, and (b) the Borrower has no set-off claim or other defense with respect to its obligations under the Note, Amended Credit Agreement or any of the Loan Documents.

         8. This First Amendment may be executed in any number of counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

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                            LEFT INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the Lender and Borrower have duly executed this First Amendment as of the day and year first above written.

WITNESS/ATTEST:                     McNEIL REAL ESTATE FUND XXVII, L. P.,
                                     a Delaware limited partnership

                                    By: McNeil  Partners,  L.P., a Delaware
                                        limited  partnership,
                                        its general partner

                                        By:  McNeil Investors, Inc., a  Delaware
                                             corporation, its general partner

     Illegible                               By:  /s/ Ron Taylor
--------------------------                      --------------------------------
                                             Title:   President
                                                    ----------------------------


                                        PNC BANK, NATIONAL ASSOCIATION


left blank                              By:  Illegible
--------------------------                 -------------------------------------
                                        Title:  Vice President
                                              ----------------------------------

STATE OF  Texas            )
                           )
COUNTY OF Dallas           )

         On this 26th day of June, 1997, before me, a notary public, personally appeared Ron K. Taylor who acknowledged himself before me to be the President of McNeil Investors, Inc., a Delaware corporation, general partner of McNeil Partners, L.P., a Delaware limited partnership, general partner of MCNEIL REAL ESTATE FUND XXVII, L.P., a Delaware limited partnership, and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the limited partnership by himself before me as such officer.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                      /s/  Mary Kay Schwartz
                                      ------------------------------------------
                                      Notary Public

My Commission expires:

Notary Seal Here